THE ADVISOR’S EDGE SELECT®

VARIABLE ANNUITY

Issued Through

Separate Account VA CC

By

Monumental Life Insurance Company

Supplement dated June 15, 2009

To the

Prospectus dated May 1, 2009

The following hereby amends, and to the extent inconsistent replaces, Section 3. Investment Choices, of the Summary in the prospectus.

Transamerica Asset Allocation – Conservative VP – Initial Class

(1)	Owners of Policy Number AV375 may only invest in these funds.

The following hereby amends, and to the extent inconsistent replaces Section 3. Investment Choices, of the Body in the prospectus.

(1)	Owners of Policy Number AV375 may only invest in these funds.

This Prospectus Supplement must be accompanied

by the Prospectus for The Advisor’s Edge Select® Variable Annuity

dated May 1, 2009